Exhibit 99.2

Aditxt Inc.

Unaudited Pro Forma Consolidated

Financial Statements

(In U.S. dollars)

June 30, 2025

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars, except share)

As of June 30, 2025

	Aditxt	Evofem	Pro Forma Adjustments	Notes	Pro Forma Consolidated
	$	$	$		$
ASSETS
CURRENT ASSETS:
Cash	324	-	23,923	4(a)	24,247
Restricted cash	-	748	(723)	4(a)	25
Accounts receivable, net	40	4,934	-		4,974
Inventory	8	1,906	-		1,914
Prepaid expenses and other current assets	63	1,382	-		1,445
TOTAL CURRENT ASSETS	435	8,970	23,200		32,605

Fixed assets, net	1,412	424	-		1,836
Intangible assets, net	4	4,738	-	4(b)	4,742
Deposits	216	-	-		216
Right of use assets	884	214	-		1,098
Other assets	-	36	-		36
Goodwill	-	-	134,640	4(c)	134,640
Investment in Evofem	27,542	-	(27,542)	4(d)	-
Notes receivable, net of discount	2,197	-	(2,197)	4(e)	-
TOTAL ASSETS	32,690	14,382	128,101		175,173

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars, except share)

As of June 30, 2025

	Aditxt	Evofem	Pro Forma Adjustments	Notes	Pro Forma Consolidated
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$	$	$		$
CURRENT LIABILITIES:
Accounts payable and accrued expenses	10,660	18,867	2,000	4(f)	31,527
Mandatorily Redeemable A-1 Preferred Stock (450 and 0 shares)	517	-	-		517
Mandatorily Redeemable C-1 Preferred Stock (2,263 and 1,178 shares)	3,957	-	-		3,957
Notes payable – related party	-	35	(35)	4(f)	-
Notes payable and other short-term debt, net of discount	4,528	383	-		4,911
Financing on fixed assets	148	-	-		148
Deferred rent	79	-	-		79
Convertible notes payable carried at fair value	-	14,746	(14,746)	4(f)	-
Convertible notes payable - Adjuvant	-	31,933	(31,933)	4(f)	-
Derivative liabilities	-	3	(3)	4(f)	-
Other current liabilities	-	7,589	-		7,589
Lease liabilities - current	694	124	-		818
Contingent liabilities- current	-	213	-		213
TOTAL CURRENT LIABILITIES	20,583	73,893	(44,717)		49,759

Lease liabilities - long term	113	89	-		202
Contingent liabilities- non-current	-	5,230	-		5,230
TOTAL LIABILITIES	20,696	79,212	(44,717)		55,191

Convertible and redeemable preferred stock	-	4,786	79,311	4(g)	84,097

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	3	12	(12)	4(h)	3
Treasury stock	(202)	-	-		(202)
Additional paid-in capital	194,219	831,424	(806,424)	4(h)	219,219
Accumulated other comprehensive income (loss)	-	(2,556)	2,556	4(h)	-
Accumulated equity (deficit)	(181,062)	(898,496)	897,387	4(h)	(182,171)
	12,958	(69,616)	93,507		36,849
NON-CONTROLLING INTEREST	(964)	-	-		(964)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	11,994	(69,616)	93,507		35,885
TOTAL LIABILITIES, CONVERTIBLE AND REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	32,690	14,382	128,101		175,173

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Pro Forma Consolidated Statement of Earnings

(Unaudited)

(In thousands of U.S. dollars, except share and earnings per share)

For the six months ended June 30, 2025

	Aditxt	Evofem	Pro Forma Adjustments	Notes	Pro Forma Consolidated
	$	$	$		$
REVENUE
Sales, net	2	5,670	-		5,672
Cost of goods sold	2	1,120	-		1,122
Amortization of intangible asset	-	330	-		330
Gross profit	-	4,220	-		4,220
OPERATING EXPENSES (BENEFITS)
Research and development, net	1,974	(4,289)	-		(2,315)
Sales and marketing	400	5,225	-		5,625
General and administrative expenses	9,387	4,208	2,000	4(i)	15,595
Total operating expenses, net	11,761	5,144	2,000		18,905

NET INCOME/(LOSS) FROM OPERATIONS	(11,761)	(924)	(2,000)		(14,685)

OTHER INCOME/(EXPENSE)
Interest expense	(205)	-	-		(205)
Interest income	79	10	-		89
Other income (expense), net	-	(1,262)	1,165	4(i)	(97)
Amortization of debt discount	(1,413)	-	-		(1,413)
Change in fair value of financial instruments	-	1,355	(1,355)	4(i)	-
Change in fair value of Evofem warrants	(63)	-	-		(63)
Change in fair value of derivative liability	14	-	-		14
Total other income/(expense), net	(1,588)	103	(190)		(1,675)
Net loss before income taxes	(13,349)	(821)	(2,190)		(16,360)
Income tax expense	-	(7)	-		(7)
NET LOSS	(13,349)	(828)	(2,190)		(16,367)
NON-CONTROLLING INTEREST LOSS	(381)	-	-		(381)
NET EARNINGS/(LOSS) ATTRIBUTABLE TO ADITXT, INC. & SUBSIDIARIES	(12,968)	(828)	(2,190)		(15,986)
Deemed dividend	-	(4)	4	4(i)	-
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	(12,968)	(832)	(2,186)		(15,986)
NET LOSS per share:
Basic	$(9.22)				$(11.36)
Diluted	$(9.22)				$(11.36)
Weighted average number of shares:
Basic	1,406,545				1,406,545
Diluted	1,406,545				1,406,545

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2025

1	Description of Transaction

Acquisition of Evofem Biosciences by Aditxt:

On December 11, 2023, Aditxt, through a definitive agreement, entered into an Agreement and Plan of Merger, as amended and restated, with Evofem Biosciences, Inc. (“Evofem”) whereby Evofem will merge with a merger sub (‘Adifem”, and the Merger Sub”), with Evofem surviving as a wholly owned subsidiary of Aditxt (the “Evofem Transaction”). The consideration for acquiring Evofem includes the issuance or exchange of convertible preferred stock of $99,058, and cash consideration of $1,800 to Evofem’s common stockholders, along with paying off Evofem’s senior secured notes amounting to $15,669, investment of $7,425, including $1,000 transaction fee paid in May 2024, to Evofem and the assumption of Evofem’s existing liabilities.

In May 2024, Aditxt paid Evofem $1,000 to reinstate the Agreement and Plan of Merger that was previously terminated by Evofem in April 2024. On July 12, 2024 (the “Closing Date” of the Amended and Restated Merger Agreement, as amended), Aditxt completed the Initial Parent Equity Investment (as defined under the Amended and Restated Merger Agreement) and entered into a Securities Purchase (the “Series F-1 Securities Purchase Agreement”) with Evofem, pursuant to which Aditxt agreed and completed the purchase for a total of 4,000 shares of Evofem’s Series F-1 Convertible Preferred Stock par value $0.0001 per share (“Evofem F-1 Preferred Stock”) for an aggregate purchase price of $4,000 in 2024. On March 23, 2025, Evofem, Aditxt and Merger Sub entered into the Fifth Amendment to the Amended and Restated Merger Agreement (the “Fifth Amendment”) to (i) change the required consummation date to September 30, 2025; (ii) add a Fifth Parent Investment of $1,500 to be completed by April 7, 2025; and (iii) add a special meeting consummation date being on or prior to September 26, 2025.

On April 8, 2025, the Company entered into a Securities Purchase Agreement (the “Evofem April Purchase Agreement”) with Evofem, pursuant to which the Company purchased (i) a senior subordinated convertible note (the “Evofem April Note”) of Evofem in the principal amount of $2,308, and (ii) a warrant (the “Evofem April Warrant”) to purchase 149,850,150 shares of Evofem common stock for a purchase price of $1,500. The Evofem April Warrant is exercisable into shares of common stock of Evofem at an exercise price of $0.0154, subject to adjustment and may be exercised on a cashless basis. The Evofem April Warrant may not be exercised by the Company if, after giving effect to such an exercise, the Company would beneficially own in excess of 9.99% of Evofem stock. The fair value of the Evofem April Warrant was $235. The Evofem April Warrant is exercisable for a term of five years. The Company had fully funded the $1,500 on April 22, 2025 in satisfaction of the Fifth Parent Investment.

The Evofem April Note is a senior subordinate obligation of Evofem and will accrue interest at a rate of 8% per annum, which will adjust to 12% upon an Event of Default (as defined in the Evofem April Note). The Evofem April Note is initially convertible into shares of common stock of Evofem at a conversion price of $0.0154 per share, subject to adjustment as described therein. The Evofem April Note may not be converted by the Company if, after giving effect to such conversion, the Company would beneficially own in excess of 9.99% of Evofem common stock. Unless earlier converted, or redeemed, the Evofem April Notes will mature on April 8, 2028.

The Company recorded an original issuance discount of $808, recorded a debt discount of $235 from the fair value of the warrants, and paid $1,500. The value of the warrants was being treated as a debt discount on the note. The debt discount from both the warrants and the original issuance discount are being amortized using the effective interest method.

As of June 30, 2025, the Evofem April Note has an outstanding principal balance of $2,308, an unamortized debt discount of $956, and accrued interest of $42.

On June 26, 2025, the Company entered into a Securities Purchase Agreement (the “Evofem June Purchase Agreement”) with Evofem, pursuant to which the Company purchased (i) a senior subordinated convertible note (the “Evofem June Note”) of Evofem in the principal amount of $1,423, and (ii) a warrant (the “Evofem June Warrant”) to purchase 92,408 shares of Evofem common stock for a purchase price of $925. The Evofem June Warrant is exercisable into shares of common stock of Evofem at an exercise price of $0.0154, subject to adjustment and may be exercised on a cashless basis. The Evofem June Warrant may not be exercised by the Company if, after giving effect to such an exercise, the Company would beneficially own in excess of 9.99% of Evofem stock. The fair value of the Evofem June Warrant was $93. The Evofem June Warrant is exercisable for a term of five years. The Company had fully funded the $925 on June 26, 2025.

The Evofem June Note is a senior subordinate obligation of Evofem and will accrue interest at a rate of 8% per annum, which will adjust to 12% upon an Event of Default (as defined in the Evofem June Note). The Evofem June Note is initially convertible into shares of common stock of Evofem at a conversion price of $0.0154 per share, subject to adjustment as described therein. The Evofem June Note may not be converted by the Company if, after giving effect to such conversion, the Company would beneficially own in excess of 9.99% of Evofem common stock. Unless earlier converted, or redeemed, the Evofem June Notes will mature on June 26, 2028.

The Company recorded an original issuance discount of $498, recorded a debt discount of $93 from the fair value of the warrants, and paid $925. The value of the warrants is being treated as a debt discount on the note. The debt discount from both the warrants and the original issuance discount are being amortized using the effective interest method.

As of June 30, 2025, the Evofem June Note has an outstanding principal balance of $1,423, an unamortized debt discount of $578, and accrued interest of $1.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2025

1	Description of Transaction (continued)

Basis of Preparation

The accompanying unaudited Pro Forma Consolidated Financial Statements of Aditxt have been prepared to give effect to the acquisition of Evofem. The unaudited Pro Forma Consolidated Statement of Financial Position gives effect to the transactions as if they occurred on June 30, 2025. The unaudited Pro Forma Consolidated Statement of Earnings for the six months ended June 30, 2025, gives effect to the transactions as if they had occurred on January 1, 2025. The unaudited Pro Forma Consolidated Statement of Financial Position combines the unaudited interim condensed consolidated statement of financial position of Aditxt as of June 30, 2025, and the unaudited interim condensed consolidated statement of financial position of Evofem as of June 30, 2025. Certain amounts may not foot due to rounding.

The unaudited Pro Forma Consolidated Financial Statements are based on, and should be read in conjunction with:

●	the audited consolidated financial statements of Aditxt as of and for the year ended December 31, 2024 (“Aditxt’s 2024 Annual Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”);

●	the audited consolidated financial statements of Evofem as of and for the year ended December 31, 2024 (“Evofem’s 2024 Annual Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with U.S. GAAP;

●	the unaudited interim condensed consolidated financial statements of Aditxt as of and for the six months ended June 30, 2025 (“Aditxt’s 2025 Interim Condensed Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with U.S. GAAP;

●	the unaudited interim condensed consolidated financial statements of Evofem as of and for the six months ended June 30, 2025 (“Evofem’s 2025 Interim Condensed Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with U.S. GAAP;

The unaudited Pro Forma Consolidated Financial Statements have been presented for illustrative purposes only. The pro forma information is not necessarily indicative of what the combined company financial position or financial performance would have been had the transactions been completed as at the dates indicated above, nor does it purport to project the future financial position or operating results of the combined company. The unaudited Pro Forma Consolidated Financial Statements do not reflect potential cost savings, operating synergies, and revenue enhancements that may be realized from the transactions. The actual financial position and results of operations of Aditxt for any period following the closing of the transactions may vary from the amounts set forth in the unaudited Pro Forma Consolidated Financial Statements, and such variations could be material.

The pro forma adjustments are based upon available information and certain assumptions believed to be reasonable under the circumstances. The purchase price allocation and the corresponding fair value adjustments are provisional and subject to refinement as more detailed analyses are completed and additional information about the fair value of assets acquired and liabilities assumed becomes available. Aditxt will finalize all amounts as it obtains the necessary information to complete the measurement process, which will be no later than one year from the closing of the transactions. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing the unaudited Pro Forma Consolidated Financial Statements. Differences between these preliminary estimates and the final acquisition accounting may occur, and these differences could be material to the accompanying unaudited Pro Forma Consolidated Financial Statements and Aditxt’s future financial performance and financial position.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2025

3	Preliminary Purchase Price Allocation

The following is a preliminary fair value estimate of the assets acquired, and liabilities assumed by Aditxt in connection with the Evofem Transaction, reconciled to the purchase price. For any items without a corresponding reference below, book value is assumed to reasonably approximate fair value based on currently available information.

	Notes	Evofem
		$
Assets acquired
Cash		-
Restricted cash		748
Accounts receivable		4,934
Inventory		1,906
Prepaid expenses		1,382
Intangible asset	(a)	4,738
Fixed assets		424
Right-of-use asset		214
Other assets		36
Total Assets		14,382
Liabilities assumed
Accounts payable and accrued expenses		18,867
Other current liabilities		7,589
Contingent liabilities		5,443
Short term debt		383
Lease liabilities		213
		32,495
Fair value of identifiable net liabilities acquired		(18,113)

Goodwill arising on acquisition:
Cash consideration		1,800
Convertible preferred stock issued		99,058
Notes assumed		15,669
Consideration paid		116,527
Add: fair value of identifiable net liabilities acquired		18,113

Goodwill arising from transaction	(b)	134,640

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2025

3	Preliminary Purchase Price Allocation (continued)

(a) Intangible assets acquired from Evofem relate to the SOLOSEC intangible, which has an estimated fair value of $4,738 and a useful life of 16 years. There is no fair value adjustment in this proforma to the SOLOSEC intangible as recorded on Evofem’s books.

(b) A preliminary estimate of $134,640 has been allocated to the goodwill for the Evofem Transaction. Goodwill is calculated as the excess of the preliminary estimate of the acquisition date fair value of the consideration transferred, over the preliminary estimate of the fair values assigned to the identifiable assets acquired and liabilities assumed. At this time, all amounts related to the Evofem Transaction have been included in goodwill; however, once the final transaction closes and the purchase price allocation is completed, some amounts currently included in goodwill will be moved to intangible assets.

4	Pro Forma Adjustments in Connection with the Transactions

The following summarizes the pro forma adjustments in connection with the Evofem Transaction to give effect to the transactions as if they had occurred on January 1, 2025, for the purposes of the unaudited Pro Forma Consolidated Statement of Earnings and on June 30, 2025, for the purposes of the unaudited Pro Forma Consolidated Statement of Financial Position. The pro forma adjustments were based on preliminary estimates and assumptions that are subject to change. For purposes of the pro-forma adjustments, all amounts related to separately identifiable intangible assets acquired in the Evofem Transaction, excluding the current carrying value of the SOLOSEC intangibles, have been included in goodwill; however, once the final transaction closes and the purchase price allocation is completed, some amounts currently included in goodwill may be reclassified to intangible assets.

(a) Cash and Restricted Cash

Reflects the pro forma adjustment to cash and restricted cash representing the sources and uses of cash to close the Evofem Transaction as if the Evofem Transaction had occurred on June 30, 2025. Sources and uses of cash include an increase of $25,000 in proceeds from the issuance of common stock of Aditxt, net of issuance costs, in satisfaction of remaining obligations under the August 2024 Letter Agreement, as disclosed in Form 8-K filed on August 28, 2024, partially offset an $1,800 decrease for the preliminary purchase price paid for the Evofem Transaction. Additionally, there is a reclass of $723 to cash from restricted cash due to cash that will be released from restrictions upon the closing of the Evofem Transaction.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2025

4	Pro Forma Adjustments in Connection with the Transactions (continued)

(b) Intangible Assets

There is no fair value adjustment in this proforma to the SOLOSEC intangible as recorded on Evofem’s books.

(c) Goodwill

Reflects an increase of $134,640 of goodwill as a result of the preliminary purchase price allocation of the Evofem Transaction. Goodwill is not amortized and is not currently assumed to be deductible for tax purposes. Goodwill could materially change based on changes in estimates in the fair value of the assets acquired and liabilities assumed.

(d) Investment in Evofem

Reflects a decrease of $27,542 in Investment in Evofem for the elimination of the cost of investment in Evofem on consolidation. The investment in Evofem represents the total contribution to Evofem for the investment in Evofem convertible and redeemable F-1 Preferred Stock.

(e) Notes receivable, net of discount

Reflects a decrease of $2,197 in Notes receivable, net of discount for the elimination of the notes issued by Evofem to Aditxt as described herein as the notes will be eliminated on consolidation.

(f) Current Liabilities

Accounts payable and accrued expenses: Reflects an increase of $2,000 for transaction costs associated with the Evofem Transaction. The convertible noteholders will be issued convertible preferred stock of Aditxt upon closing of the Evofem Transaction.

Notes payable – related party: Reflects a decrease of $35 to reflect the elimination of the notes issued from Evofem to Aditxt as described herein.

Convertible notes payable carried at fair value: Reflects a decrease of $14,746 to reflect the settlement of the notes in conjunction with the close of the transaction.

Convertible notes payable – Adjuvant: Reflects a decrease of $31,933 to reflect the settlement of the notes in conjunction with the close of the transaction. Adjuvant will be issued convertible preferred stock of Aditxt upon closing of the Evofem Transaction.

Derivative liabilities: Reflects a decrease of $3 to reflect the settlement of the liabilities in conjunction with the close of the transaction.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2025

4	Pro Forma Adjustments in Connection with the Transactions (continued)

(g) Mezzanine Equity

Convertible and redeemable preferred stock: Reflects an increase of $84,098 for the issuance of convertible preferred stock for the Evofem Transaction and $4,786 decrease on elimination of convertible and redeemable preferred stock of Evofem on consolidation.

(h) Total Equity

Common stock: Reflects the elimination of $12 for the common stock of Evofem.

Additional paid-in capital: Includes a $831,424 decrease on elimination of Evofem paid-in capital on consolidation and an increase to Aditxt for $25,000 capital, net of issuance costs to be raised in conjunction with the Evofem Transaction.

Accumulated other comprehensive income (loss): Reflects an increase of $2,556 upon elimination of accumulated other comprehensive loss of Evofem.

Accumulated equity (deficit): Reflects a $899,387 decrease in accumulated deficit to eliminate historical accumulated deficit of Evofem (including deemed dividend) and $1,000 paid to Evofem by Aditxt to reinstate the Agreement and Plan of Merger, and $2,000 increase for transaction costs associated with the Evofem Transaction, and immaterial decrease to Aditxt.

(i) The unaudited Pro Forma Consolidated Statement of Earnings is also adjusted as follows:

●	Increase general and administrative expense by $2,000 for transaction costs associated with the Evofem Transaction.

●	Decrease other income (expense), net by $1,165 for the six months ended June 30, 2025, to remove the interest related to notes that would have been extinguished as a requirement of the Evofem closing.

●	Decrease to change in fair value of financial instruments of $1,355 for the six months ended June 30, 2025, to remove the impact of fair value adjustments related to instruments that would have been extinguished as a requirement of the Evofem closing.

●	Decrease to deemed dividend of $4 for the six months ended June 30, 2025, to remove the impact of deemed dividends on instruments that would have been extinguished as a requirement of the Evofem closing.